SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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☐ Preliminary Proxy Statement	☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

ASPECT COMMUNICATIONS CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Notes:

On January 6, 2003, representatives of Aspect Communications Corporation (Aspect or the Company) delivered the following materials to representatives of Institutional Shareholder Services (ISS) in connection with the Company’s proposed sale of Series B convertible preferred stock to Vista Equity Fund II, L.P. (as such sale is described in the proxy statement dated December 6, 2002 mailed on or about December 13, 2002 to Aspect shareholders of record as of December 5, 2002 for use at the Special Meeting of Shareholder to be held January 21, 2003). Accordingly, the Company is filing the following materials as definitive additional proxy materials pursuant to Section 14(a) of the Securities Exchange Act of 1934. The following materials were collected for the Company from publicly available sources by the Company’s financial advisor, Thomas Weisel Partners LLC.

Thomas Weisel Partners
MERCHANT BANKING

Historical Financings

Financing Summary: 1998 – 2002

($ in billions)

	2002		1998 - 2002	
	# of Deals	Total Amount	# of Deals	Total Amount
Underwritten Follow-Ons	377	$ 24.7	2,033	$ 268.1
PIPE Financings	831	$ 11.0	4,258	$ 63.9
Rights Offerings	14	$ 0.9	43	$ 3.1

Source: Securities Data Corporation, VentureSource and Thomas Weisel Partners capital markets.

Thomas Weisel Partners
MERCHANT BANKING
1

Thomas Weisel Partners

Historical Financings

Rights Offerings: 1998 – 2002

($ in millions, except share price data)

Filing Date	Issue Date	Issuer	Business Description	File Amt	Offer Amt	Δ File to Offer	% Δ File to Offer
10/20/02	12/6/02	Liberty Media Corp	Pvd cable TV svcs	$620.6	$ 609.3	$ (11.3)	98%
	11/30/02	Monmouth Community Bancorp	Single-bank holding company	N.A.	16.4	N.A.	N.A.
5/23/02	9/4/02	Tower Financial Corporation	Provide holding company svcs	15.0	15.0	-	100%
7/22/02	8/30/02	Calavo Growers Inc	Whl fresh fruits, vegetables	5.0	5.0	-	100%
4/12/02	7/30/02	Virginia Commerce Bancorp Inc	Commercial bank	6.3	7.0	0.7	111%
4/26/02	7/26/02	Harris & Harris Group Inc	Venture capital firm	6.6	5.9	(0.7)	89%
4/15/02	7/16/02	Rare Medium Group Inc	Pvd Internet professional svcs	18.4	18.4	-	100%
2/19/02	5/14/02	Cardinal Financial Corp,VA	Commercial bank holding co	8.1	8.5	0.4	105%
4/4/02	5/10/02	PPT Vision	Vision-based auto inspection sys	5.5	4.5	(1.1)	81%
9/20/01	3/8/02	Metropolitan Financial Corp	Savings and loan holding co	22.0	22.0	-	100%
9/28/01	2/28/02	Aviation Sales Co	Wholesale aircraft parts	20.0	20.0	-	100%
2/12/02	2/12/02	Westcorp	Pvd financial svcs; hldg co	50.0	51.3	1.3	103%
1/23/02	2/12/02	WFS Financial(Western Finl Sa)	Pvd personal credit services	110.0	110.5	0.5	100%
11/1/01	1/28/02	First Community Bancorp Inc,CA	Bank holding co	23.0	23.0	-	100%

Total 2002 Deals	**14**
Technology / Media	**3**
Financial Services	**9**
Manufacturing Relat	**1**
Consumer	**1**

Total 2002 $ Amount	**$ 916.8**	**High**	**111.1%**
		Mean	**99.0%**
		Median	**100.0%**
		Low	**80.7%**

Source: Securities Data Corporation. Includes transactions more than $5 million, issued between 1/1/1998 and 12/30/2002.

Thomas Weisel Partners MERCHANT BANKING

2

Thomas Weisel Partners
MERCHANT BANKING

Historical Financings

Rights Offerings: 1998 – 2002

($ in millions, except share price data)

Filing Date	Issue Date	Issuer	Offer Price	Price at File	Price at Issue	Mkt Cap at Issue	Price % Δ File-to-Issue	Discount to Common at File	Discount to Common at Issue
10/20/02	12/6/02	Liberty Media Corp	$ 6.00	$ 8.01	$ 9.95	$ 25,725.6	24.2%	(25.1%)	(39.7%)
	11/30/02	Monmouth Community Bancorp	14.00	14.81	13.95	N.A.	(5.8%)	(5.5%)	0.3%
5/23/02	9/4/02	Tower Financial Corporation	10.75	14.70	11.75	29.7	(20.1%)	(26.9%)	(8.5%)
7/22/02	8/30/02	Calavo Growers Inc	5.00	7.30	7.30	86.4	0.0%	(31.5%)	(31.5%)
4/12/02	7/30/02	Virginia Commerce Bancorp Inc	24.00	20.00	22.97	78.1	14.9%	20.0%	4.5%
4/26/02	7/26/02	Harris & Harris Group Inc	2.25	3.79	2.32	20.6	(38.8%)	(40.6%)	(3.0%)
4/15/02	7/16/02	Rare Medium Group Inc	0.20	2.60	1.80	18.7	(30.8%)	(92.3%)	(88.8%)
2/19/02	5/14/02	Cardinal Financial Corp,VA	3.50	3.95	4.40	18.9	11.4%	(11.4%)	(20.5%)
4/4/02	5/10/02	PPT Vision	1.00	1.07	1.10	6.1	2.8%	(6.5%)	(9.1%)
9/20/01	3/8/02	Metropolitan Financial Corp	2.75	3.00	2.75	22.4	(8.3%)	(8.3%)	0.0%
9/28/01	2/28/02	Aviation Sales Co	0.83	3.30	1.11	1.7	(66.5%)	(74.8%)	(24.6%)
2/12/02	2/12/02	Westcorp	15.75	17.24	17.24	617.2	0.0%	(8.6%)	(8.6%)
1/23/02	2/12/02	WFS Financial(Western Finl Sa)	18.00	21.07	20.30	706.8	(3.7%)	(14.6%)	(11.3%)
11/1/01	1/28/02	First Community Bancorp Inc,CA	19.25	20.25	19.25	101.6	(4.9%)	(4.9%)	0.0%

Total 2002 Deals	**14**
Technology / Media	**3**
Financial Services	**9**
Manufacturing Relat	**1**
Consumer	**1**

	Price % Δ File-to-Issue	Discount at File	Discount at Issue
High	**24.2%**	**20.0%**	**4.5%**
Mean	**(9.0%)**	**(23.6%)**	**(17.2%)**
Median	**(4.3%)**	**(13.0%)**	**(8.9%)**
Low	**(66.5%)**	**(92.3%)**	**(88.8%)**

Source: Securities Data Corporation. Includes transactions more than $5 million, issued between 1/1/1998 and 12/30/2002.

Thomas Weisel Partners
MERCHANT BANKING
3

Thomas Weisel Partners

Historical Financings

Rights Offerings: 1998 – 2002 *($ in millions, except share price data)*

Filing Date	Issue Date	Issuer	Business Description	File Amt	Offer Amt	Δ File to Offer	% Δ File to Offer
9/24/01	12/20/01	eLoyalty Corp.	Mgmt consulting and integration	64.1	7.3	(56.8)	11%
	11/12/01	CBNY Investment Services Corp	Securities brokerage firm	N.A.	10.6	N.A.	N.A.
	11/9/01	CBNY Investment Services Corp	Securities brokerage firm	N.A.	10.9	N.A.	N.A.
5/14/01	9/19/01	Purchasesoft Inc	Pvd Software Solutions	9.7	5.5	(4.2)	57%
5/3/01	6/28/01	UniMark Group Inc	Produce,whl citrus fruits	5.2	5.2	-	100%
3/2/01	5/30/01	Westcorp	Pvd financial svcs; hldg co	60.9	60.1	(0.8)	99%
4/12/01	5/15/01	General Chemical Group Inc	Mnfr industrial inorganic chem	10.0	10.0	-	100%
7/14/00	10/6/00	Maxicare Health Plans Inc	Own,op HMO	29.1	22.0	(7.1)	76%
7/24/00	9/20/00	Main Street and Main Inc	Own,op restaurants	10.7	9.5	(1.2)	89%
7/13/99	10/15/99	Metro-Goldwyn-Mayer Inc	Produce, finance movies	733.1	721.0	(12.1)	98%
8/24/99	10/7/99	Capital Holdings Inc	Commercial bank	24.3	24.3	-	100%
7/26/99	8/10/99	Applied Magnetics Corp	Mnfr magnetic recording heads	45.7	45.7	-	100%
4/2/99	6/11/99	Smart & Final Inc(Casino USA)	Own,op grocery stores	N.A.	60.1	N.A.	N.A.
4/1/99	4/26/99	Aureal Semiconductor Inc	Prdce audio semiconductor prod	20.0	20.0	-	100%
	4/7/99	Florida Panthers Holdings Inc	Own,op leisure recrea. resorts	N.A.	16.1	N.A.	N.A.
9/30/98	4/6/99	Evercel Inc	Mnfr storage batteries	8.3	8.3	-	100%
12/31/98	2/5/99	WMF Group Ltd	Mortgage bank	14.1	14.1	-	100%
5/20/99	10/6/99	Samsonite Corp	Manufacture luggage	75.0	75.0	-	100%
7/7/98	11/4/98	Superior National Ins Group	Pvd workers' compensation svcs	109.6	109.6	-	100%

Source: Securities Data Corporation. Includes transactions more than $5 million, issued between 1/1/1998 and 12/30/2002.

Thomas Weisel Partners MERCHANT BANKING

4

Thomas Weisel Partners
MERCHANT BANKING

Historical Financings

Rights Offerings: 1998 – 2002 *($ in millions, except share price data)*

Filing Date	Issue Date	Issuer	Offer Price	Price at File	Price at Issue	Mkt Cap at Issue	Price % Δ File-to-Issue	Discount to Common at File	Discount to Common at Issue
9/24/01	12/20/01	eLoyalty Corp.	5.10	5.30	5.60	29.0	5.7%	(3.8%)	(8.9%)
	11/12/01	CBNY Investment Services Corp	10.00	8.00	N.A.	N.A.	N.A.	25.0%	N.A.
	11/9/01	CBNY Investment Services Corp	10.00	8.00	N.A.	N.A.	N.A.	25.0%	N.A.
5/14/01	9/19/01	Purchasesoft Inc	0.88	0.79	0.53	14.3	(32.9%)	11.4%	66.0%
5/3/01	6/28/01	UniMark Group Inc	0.73	0.53	0.60	8.4	13.2%	37.7%	21.7%
3/2/01	5/30/01	Westcorp	16.25	16.89	17.11	546.9	1.3%	(3.8%)	(5.0%)
4/12/01	5/15/01	General Chemical Group Inc	0.62	7.50	6.70	14.0	(10.7%)	(91.7%)	(90.7%)
7/14/00	10/6/00	Maxicare Health Plans Inc	1.00	9.69	5.31	19.9	(45.2%)	(89.7%)	(81.2%)
7/24/00	9/20/00	Main Street and Main Inc	2.38	2.91	2.94	29.5	1.1%	(18.3%)	(19.1%)
7/13/99	10/15/99	Metro-Goldwyn-Mayer Inc	14.50	17.75	22.56	3,415.7	27.1%	(18.3%)	(35.7%)
8/24/99	10/7/99	Capital Holdings Inc	27.00	N.A.	26.25	N.A.	N.A.	N.A.	2.9%
7/26/99	8/10/99	Applied Magnetics Corp	1.00	2.13	1.31	31.5	(38.2%)	(52.9%)	(23.8%)
4/2/99	6/11/99	Smart & Final Inc (Casino USA)	9.25	9.56	9.13	205.6	(4.6%)	(3.3%)	1.4%
4/1/99	4/26/99	Aureal Semiconductor Inc	0.60	14.85	9.00	28.6	(39.4%)	(96.0%)	(93.3%)
	4/7/99	Florida Panthers Holdings Inc	10.25	11.02	7.44	291.3	(32.5%)	(7.0%)	37.8%
9/30/98	4/6/99	Evercel Inc	6.00	3.38	4.38	N.A.	29.6%	77.8%	37.1%
12/31/98	2/5/99	WMF Group Ltd	5.00	6.00	5.75	30.8	(4.2%)	(16.7%)	(13.0%)
5/20/99	10/6/99	Samsonite Corp	6.00	6.00	6.75	71.0	12.5%	0.0%	(11.1%)
7/7/98	11/4/98	Superior National Ins Group	16.75	22.75	17.75	104.2	(22.0%)	(26.4%)	(5.6%)

Source: Securities Data Corporation. Includes transactions more than $5 million, issued between 1/1/1998 and 12/30/2002.

Thomas Weisel Partners
MERCHANT BANKING
5

Thomas Weisel Partners

Historical Financings

Rights Offerings: 1998 – 2002

($ in millions, except share price data)

Filing Date	Issue Date	Issuer	Business Description	File Amt	Offer Amt	Δ File to Offer	% Δ File to Offer
8/5/98	10/26/98	Metro-Goldwyn-Mayer Inc	Produce, finance movies	700.0	700.0	-	100%
7/23/98	9/25/98	Commonwealth Telephone Entrp	Pvd telecommunications svcs	200.0	78.2	(121.8)	39%
4/10/98	8/12/98	MeriStar Hotels & Resorts Inc	Own,op hotels	23.9	23.9	-	100%
6/19/98	8/4/98	Cygnet Financial Corp	Pvd misc financial services	39.8	39.8	-	100%
4/10/98	7/31/98	Siebert Financial Corp	Security brokers	11.8	8.3	(3.5)	70%
4/10/98	7/16/98	Tatham Offshore Inc	Oil and gas exploration,prodn	91.2	91.2	-	100%
6/29/98	7/15/98	Alyn Corp	Mnfr nonmetallic minerals	10.5	10.5	-	100%
1/16/98	6/5/98	Reckson Service Industries	Pvd real estate mgmt svcs	4.0	21.2	17.2	530%
10/6/97	1/12/98	EIP Microwave Inc	Mnfr instr to measure elec	2.9	5.9	3.0	203%
9/9/97	1/7/98	American Ecology Corp	Own,op waste disposal landfill	13.0	8.4	(4.6)	65%

Total '98 - '02 $ Amt	**$ 3,139.5**	**High**	**530.0%**
Total '98 - '02 Deals	**43**	**Mean**	**105.9%**
		Median	**100.0%**
		Low	**11.4%**

Source: Securities Data Corporation. Includes transactions more than $5 million, issued between 1/1/1998 and 12/30/2002.

Thomas Weisel Partners MERCHANT BANKING

6

Thomas Weisel Partners
MERCHANT BANKING

Historical Financings

Rights Offerings: 1998 – 2002

($ in millions, except share price data)

Filing Date	Issue Date	Issuer	Offer Price	Price at File	Price at Issue	Mkt Cap at Issue	Price % Δ File-to-Issue	Discount to Common at File	Discount to Common at Issue
8/5/98	10/26/98	Metro-Goldwyn-Mayer Inc	8.25	17.13	9.06	596.5	(47.1%)	(51.8%)	(9.0%)
7/23/98	9/25/98	Commonwealth Telephone Entrp	21.25	26.38	24.00	441.4	(9.0%)	(19.4%)	(11.5%)
4/10/98	8/12/98	MeriStar Hotels & Resorts Inc	2.84	165.00	15.00	N.A.	(90.9%)	(98.3%)	(81.1%)
6/19/98	8/4/98	Cygnet Financial Corp	7.00	2.50	1.28	N.A.	(48.8%)	180.0%	446.9%
4/10/98	7/31/98	Siebert Financial Corp	7.50	16.19	10.25	215.2	(36.7%)	(53.7%)	(26.8%)
4/10/98	7/16/98	Tatham Offshore Inc	3.25	3.81	3.19	95.6	(16.4%)	(14.8%)	2.0%
6/29/98	7/15/98	Alyn Corp	5.50	6.13	5.88	63.2	(4.1%)	(10.2%)	(6.4%)
1/16/98	6/5/98	Reckson Service Industries	1.03	1.22	0.75	2.0	(38.5%)	(15.5%)	37.3%
10/6/97	1/12/98	EIP Microwave Inc	1.00	2.38	0.97	0.4	(59.2%)	(57.9%)	3.2%
9/9/97	1/7/98	American Ecology Corp	1.00	2.06	1.31	11.1	(36.4%)	(51.5%)	(23.8%)

	Price % Δ File-to-Issue	at File	at Issue
High	**29.6%**	**180.0%**	**446.9%**
Mean	**(16.3%)**	**(18.5%)**	**(3.2%)**
Median	**(8.7%)**	**(15.1%)**	**(8.9%)**
Low	**(90.9%)**	**(98.3%)**	**(93.3%)**

Source: Securities Data Corporation. Includes transactions more than $5 million, issued between 1/1/1998 and 12/30/2002.

Thomas Weisel Partners
MERCHANT BANKING
7